Nuclear: Sustaining Growth

Entergy 2002 Analyst Meeting

Jerry Yelverton

Chairman and CEO, Entergy Nuclear

June 14, 2002

Entergy

Discussion Outline

- Business Model
- Recent Performance
- External Growth
- Organic Growth
- Summary

Southern Fleet Created Platform for Growth...

ANO 1 - 836 MW





Grand Gulf - 1210 MW



ANO 2 - 858 MW



River Bend - 966 MW



Waterford - 1075 MW



… Allowing Entergy to Amass Critical Scale in the Northeast at a Reasonable Price

Average Cost:
$240/kW



FitzPatrick - 825 MW
Acquired Nov. 2000



Vermont Yankee - 510 MW
Acquiring June/July 2002



Indian Point 2 - 970 MW
Acquired Sept. 2001



Indian Point 3 - 980 MW
Acquired Nov. 2000



Pilgrim - 670 MW
Acquired July 1999



We've Made Significant Strides in Improving Northeast Capacity Factors


Capacity Factor
%
Before ETR
After ETR
87
92
76
94
86
98
43
94
95
98
90
Pilgrim
IP3
FitzPatrick
IP2
VY
ETR '01 Regulated Average
Industry Average

Note: Before ETR consists of previous 3 years performance
Source: UDI, Internal Analysis

Production Costs of Northeast Fleet Will Trend Toward Southern Levels

Production Cost
3-year rolling average, $/MWh



24
19
20
42
26
17
14
19
16
18
Pilgrim
IP3
FitzPatrick
IP2
VY
ANO
Grand Gulf
River Bend
Waterford
Industry Average

Note: Entergy plants through 2001. Industry is through 2000. Northeast fleet includes cost before Entergy ownership.
Source: UDI, Internal Analysis

Refueling Outage Duration Has Shown Dramatic Improvement in Both Fleets

Nuclear Refueling Outage Days


Previous Record
Last Outage
Entergy Fleet
40
26
57
28
41
21
29
23
36
17
30
22
34
26
67
23
Industry Average
IP3
Pilgrim
Grand Gulf
ANO1
River Bend
ANO2
Waterford
'77-'00 Avg.
'01-'02 Avg.

Source: NEI, Press Releases

Entergy Nuclear Is Building the Value of Its Existing Capacity

Value-Creating Building Blocks



Emission Credits
Power Uprates
Life Extension
Control Costs
Maximize Plant Output
Personnel Development
Safe Operations

EN Actively Manages Market Risk Through Power Purchase Agreements

PPA Commitments
% of output sold forward



Current
Goal by 1/1/03
100
100
95
86
50
19
25
15
2002
2003
2004
2005
2006

FitzPatrick	100%	100%	31%	0%	0%
Pilgrim	100%	100%	100%	35%	15%
Indian Point 2	100%	100%	100%	0%	0%
Indian Point 3	100%	100%	100%	0%	0%
Vermont Yankee	100%	100%	100%	100%	100%

Entergy's Skill Sets Are Strongly Positioned for Expansion



Competitor Matrix
General Electric, Westinghouse, Combustion Engineering, Babcock & Wilcox
Operational Technologies
Only One Technology
Operator Only
Services Provided
Decommissioning, License Renewal, Management Services, Acquisition
ETR
NMC
FE
PGN
EXC
TVA
SO
DUK
FPL
CEG
D

Note: Only operators with more than three plants listed. Companies represented by ticker symbols with the following exceptions: NMC=Nuclear Management Company, TVA=Tennessee Valley Authority

Small-Scale Plants Create Regional Growth Opportunities

Illustrative Map of Potential Operating Fleets



EN - West?
EN - Midwest?
EN - NE
EN - South
Small Scale Plants
Entergy Plants

Note: Map includes only plants whose owners operate three units or less

Building a Large-Scale Fleet Increases Earnings Potential

Illustrative Earnings of a 1000 MW Plant
$ millions



43.8
49% Increase
29.3
Small Scale
Capacity Factor
Fuel Costs
Other O&M
Large Scale

Note: Large-Scale Operators operate more than 5000 MW of Nuclear Capacity; Small Operators operate less than 2000 MW; Capacity Factor figures exclude D.C. Cook and Millstone; Other metrics also exclude Clinton, Pilgrim, Susquehanna and Vermont Yankee, Assumes $30/MWh revenue, $5/MWh of SG&A, 40% tax rate.

Source: UDI, NEI (Capacity Factor)

Innovative Nuclear Transactions Will Create New Growth Opportunities

- Entergy uses multiple methods of providing value – meeting seller needs and minimizing capital
- Every deal has been a one-off reallocation of risk based on seller's risk-reward perception
- We are exploring alternative service offerings to leverage our differentiated operational capability
- We have approximately 11,000 MW in development, the majority of which represents deal structures new to the nuclear industry

Innovative Business Structures



Merchant Acquisition
(or firm PPA)
Structured Acquisition
(unit contingent PPA)
Structured Lease
Operating Contracts
High
Risk Transfer
Low
Low
Earnings Potential
High

Operating Contracts and Structured Leases Offer Alternative Paths to Growth

Operating Contracts

Characteristics:
- Entergy assumes managerial role at plant
- Fees are fixed with bonus for achieving operating goals
- Customer maintains ownership and employees

Benefits for Entergy:
- Leverage manager talent base
- Lower risk business
- Opportunity to develop lease or purchase

Benefits for Customer:
- Best practices of Entergy fleet
- Flexible contract term
- Lower cost

Structured Transactions / Leases

Characteristics:
- Entergy fully assumes plant operations including employees
- Output is sold to customer or agent at contracted price
- Customer retains plant ownership and shut-down risk

Benefits for Entergy:
- Less capital-intensive than purchase
- Higher income potential than operating contract
- Opportunity to develop purchase

Benefits for Customer:
- Removes operating risk
- Fixed unit price for power

Regulators Are a Key Part of Transaction

Illustrative Lease of Regulated Plant


Step 1
Entergy Nuclear
Plant Owner
MOU on Transaction
Step 2
Entergy Nuclear
+
Plant Owner
Regulator
PUHCA / Rate Base Clarification
Step 3
Entergy Nuclear
+
Plant Owner
Lease Agreement

Power Uprates Add Cheap Capacity with Low Marginal Production Cost


Entergy Nuclear South Capacity
MW
5,068
River Bend
Grand Gulf
Waterford
ANO 2
4,794
Avg. Cost:
$480/kW
2002
2003
2004
2005


Entergy Nuclear Northeast Capacity
MW
4,159
FitzPatrick
Vermont Yankee
Pilgrim
Indian Point 3
Indian Point 2
3,955
Avg. Cost:
$423/kW
2002
2003
2004
2005

License Renewal Partnership Will Serve Both Entergy and External Plants

Timeline


2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
ANO 1
ANO 2
D.C. Cook
Pilgrim
Davis Besse
Vermont Yankee
FitzPatrick
Indian Point 2&3
Waterford
River Bend
Grand Gulf

Entergy

FRAMATOME ANP

Engineering/ Environmental Work | Application Preparation | NRC Review | Implementation

License Renewals Will Add Significantly to Entergy's Long-Term Nuclear Capacity



Entergy Nuclear Capacity
MW
10,000
5,000
0
1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 2030 2035 2040 2045 2050
Original License
License Extension
Enough electricity to power New York State for nine years

Note: Does not include potential power uprates

Summary - Nuclear

Entergy Nuclear has the premier skill set in the industry positioning the business for continued improvement and expansion. EN will drive growth by:

- Performance improvements at Northeast plants, where Entergy has achieved critical scale at a reasonable cost
- Power uprates at both regulated and non-regulated plants to add high-margin capacity at a low cost per kW
- License renewals, both to add to Entergy's long-term nuclear capacity and to earn near-term revenues by providing this service to other owners
- Innovative deals, such as leases and operating contracts, that add new options to continue external growth